STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), made this 4th day of August, 2006, between Multiband Corporation, a Minnesota corporation (“Seller”) and Lantern Advisers, LLC, a Minnesota limited liability company (“Buyer”).

WHEREAS, at the time of Closing, Seller owns approximately fifty-one percent (51%) of the issued and outstanding capital stock in URON, Inc., a Minnesota corporation (the “Company”); and

WHEREAS, this Agreement contemplates a transaction in which Buyer will purchase from Seller, and Seller will sell to Buyer, a portion of the issued and outstanding capital stock of the Company, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions set forth herein, Seller and Buyer (the “Parties”) hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF SHARES

1.1  Purchase and Sale. Buyer agrees to purchase and accept delivery from Seller, and Seller agrees to sell, assign, transfer and deliver to Buyer Two Million Three Hundred Eighty Three Thousand Ninety Eight (2,383,098) shares (the “Shares”) of the common stock of the Company (the “Common Stock”), free and clear of all security interests or restrictions, at the Closing (as hereinafter defined).

1.2 Consideration. In consideration for the Shares, Buyer will deliver to Seller Seventy-Five Thousand and 00/100 Dollars ($75,000.00) in immediately available funds at the Closing, which amount constitutes fair and reasonable compensation for the Shares.

1.3  Closing. The closing of the sale and purchase of the Shares (the “Closing”) will be held at the office of McGrann Shea Anderson Carnival Straughn & Lamb, Chartered, 800 Nicollet Mall, Suite 2600, in Minneapolis, Minnesota on August 11, 2006, or at such other time, date and place as the Parties may otherwise agree in writing.

1.4  Delivery and Payment. At the Closing, Seller will deliver to Buyer a certificate representing the Shares, which certificate shall be registered in the name of Buyer, or the name of its nominee, against payment by Buyer to Seller of the aggregate purchase price therefor.

1.5 Access to Company Records. Seller will permit, and Seller will cause the Company to permit, representatives of Buyer to have full access, at all reasonable times, and in a manner so as not to interfere with the normal business operations of any of the Company, to all premises, properties, personnel, books, records (including tax records), contracts and documents of or pertaining to the Company, including without limitation a management contract between Buyer and Seller relating to the Internet service provider customers, a form copy of such contract is attached hereto as Exhibit A.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer as follows:

2.1  Corporate Existence and Authority. Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota; (ii) has all requisite corporate power to execute, deliver and perform this Agreement; and (iii) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, a certified copy of such corporate action is attached hereto as Exhibit B. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and (ii) has taken all necessary corporation action, if any, to approve of and authorize the execution, delivery and performance of this Agreement.

2.2  No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under (i) Seller’s or the Company’s articles of incorporation or by-laws, (ii) any agreement, indenture or other instrument to which Seller or the Company is a party or by which Seller, the Company, or their respective assets may be bound or (iii) any law, regulation, order, arbitration, award, judgment or decree applicable to Seller or the Company.

2.3  Validity. This Agreement has been duly executed and delivered by Seller and is a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors’ rights generally, and by general principles of equity.

2.4  The Shares. The Shares have been duly authorized and are (or when issued as contemplated hereby will be) validly issued and constitute fully-paid and non-assessable shares of Common Stock. Seller will convey to Buyer, on the date of Closing, good and valid title to the Shares in full compliance with all federal and state laws and free and clear of any liens, claims, security interests and encumbrances.

2.5 Capitalization. The authorized capital of the Company consists of 200,000,000 shares, of which 10,000,000 shares are currently outstanding. On or before the date of Closing, Seller shall cancel 5,300,000 shares of the Company. On or soon after the date of Closing, the remaining 4,700,000 shares of the Company will be disbursed to Buyer and the shareholders and contingent rights holders, if applicable, of Seller. The Shares constitute approximately fifty-one percent (51%) of the total shares that will be outstanding. All of the issued and outstanding Shares have been duly authorized, are validly issued, fully-paid and non-assessable, and are held of record by Seller. Except for 689,944 contingency shares which may become due to certain holders of Common Stock or other shares of the Company (the “Contingency Shares”), there are no outstanding or authorized option, warrant, purchase right, appreciation, phantom stock or interest, profit participation or other contracts or commitments that could require the Company to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of the Company. Buyer acknowledges and agrees that Seller shall have sole ownership and control of the Contingency Shares and sole and full power to direct and determine the ultimate disposition of said Contingency Shares.

2.6  Litigation. There are no actions, suits, proceedings or arbitrations or investigations pending, or to Seller’s best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by Seller or the Company which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of this Agreement or the performance hereof by Seller (including, without limitation, the delivery of the Shares).

2.7 Assets and Liabilities. The Company has good and marketable title to, or a valid leasehold interest in, all properties and assets (tangible and intangible) used by any of them, located on any of their premises and hold such properties and assets free and clear of all security interests, except for properties and assets disposed of in the ordinary course of business. The Company has no liabilities except those maintained in the ordinary course of business.

2.8 Subsidiaries. The Company has no subsidiaries and does not otherwise control, own directly or indirectly, or have any equity participation directly or indirectly in any corporation, limited liability company, partnership, joint venture, trust or other business association.

2.9 Brokers’ Fees. None of the Company and its Subsidiaries has any Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows:

3.1  Corporate Existence and Authority. Buyer (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Minnesota; (ii) has all requisite company power to execute, deliver and perform this Agreement; and (iii) has taken all necessary company action to authorize the execution, delivery and performance of this Agreement.

3.2  No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under (i) Buyer’s articles of organization or by-laws, (ii) any agreement, indenture or other instrument to which Seller or the Company is a party or by which Seller, the Company, or their respective assets may be bound or (iii) any law, regulation, order, arbitration, award, judgment or decree applicable to Buyer.

3.3  Validity. This Agreement has been duly executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors’ rights generally, and by general principles of equity.

ARTICLE IV
CONDITIONS TO CLOSING

4.1  Conditions to Obligations of Buyer. The obligation of Buyer to purchase the Shares is subject to the satisfaction of the following conditions on the date of Closing:

(a)  The representations and warranties of Seller set forth in Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, Buyer shall have been furnished with a certificate, dated the date of Closing, to such effect, signed by an authorized officer of Seller; and

(b)  All permits, approvals, authorizations and consents of third Parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

4.2  Conditions to Obligations of Seller. The obligation of Seller to issue, sell and deliver the Shares to Buyer is subject to the satisfaction of the following conditions on the date of Closing:

(a)  The representations and warranties of Buyer set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, Seller shall have been furnished with a certificate dated the date of Closing, to such effect, signed by an authorized office of Buyer; and

(b)  No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

ARTICLE V
TERMINATION AND REMEDIES

5.1 Termination of Agreement. The Parties may terminate this Agreement as provided below:

(a) The Parties may terminate this Agreement by mutual written consent at any time prior to the Closing;

(b) Buyer may terminate this Agreement by giving written notice to Seller on or before Closing if Buyer is not satisfied with the results of its continuing business, legal, environmental and accounting due diligence regarding the Company;

(c) Either Party may terminate this Agreement by giving written notice to other Party at any time prior to the Closing if the other Party has breached any material representation, warranty or covenant contained in this Agreement in any material respect and the breach has continued after notice without cure or written waiver by the other Party; and

(d) Either Party may terminate this Agreement in the event that any law becomes effective restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the contemplated transactions.

5.2 Effect of Termination. If any Party terminates this Agreement pursuant to this Article, all rights and obligations of the Parties under this Agreement will terminate without any liability of any party to any other party (except for any liability of any party then in breach).

5.3 Arbitration. Except as qualified below, any dispute among the Parties arising under, out of, or in connection with or in relation to this Agreement or any of the Transaction Documents will be submitted to binding arbitration under the authority of the Federal Arbitration Act and will be arbitrated in accordance with the-then current Commercial Arbitration Rules of the American Arbitration Association (the “AAA”); provided, that the Parties will be entitled to conduct discovery as set forth in the Minnesota Rules of Civil Procedure and the arbitrator will have the power to compel discovery. The arbitration will take place before a single arbitrator in Minneapolis, Minnesota, or at such other place as is mutually agreed to by the parties. Arbitration will be commenced by a Party giving written notice to the other Party stating the grounds of the dispute, the relief sought and that the dispute is being arbitrated under this Section. If the Parties cannot mutually select an arbitrator and agree to administration of the arbitration within thirty (30) days after written notice is given, then the arbitration will be administered by the AAA. The decision of the arbitrator will be final and binding on all the Parties to the dispute; however, the arbitrator may not under any circumstances assess punitive or exemplary damages. A judgment may be entered upon the arbitration award by any state or federal court in Minnesota. The prevailing party will be entitled to its costs and expenses of arbitration including without limitation reasonable attorneys’ fees.

5.4 Injunctive Relief. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party is entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement by applying to state or federal court in Minnesota or other court of general jurisdiction for injunctive relief only, together with recovery of reasonable attorneys’ fees and other costs incurred in obtaining injunctive relief. The court will refer proceedings to the arbitrator to determine whether any injunctive relief issued will be made permanent or be dissolved. The arbitrator’s findings will be binding and conclusive upon the parties.

ARTICLE VI
MISCELLANEOUS

6.1 Press Releases and Public Announcements. No party will issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Parties. However, Seller or Buyer may make any public disclosure it believes in good faith is required by applicable law concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

6.2 No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any person (including without limitation employees of the Company) other than the Parties and their respective successors and permitted assigns.

6.3 Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter of this Agreement.

6.4 Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other Party.

6.5 Notices. All notices, requests, demands, claims and other communications under this Agreement will be in writing. Any notice, request, demand, claim or other communication under this Agreement will be deemed duly given two (2) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

If to Seller:                                Multiband Corporation
            Attn: James L. Mandel
9449 Science Center Drive
New Hope, Minnesota 55428

If to Buyer:                               Lantern Advisers, LLC
Attn: Joseph A. Geraci II
80 South Eighth Street, Suite 900
Minneapolis, Minnesota 55402

Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner set forth in this Agreement.

6.6 Governing Law. This Agreement has been negotiated under and will be governed by and construed in accordance with the domestic laws of the State of Minnesota without giving effect to any choice or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

6.7 Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the same is in writing and signed by Buyer and Seller. No waiver by any Party of any provision of this Agreement or any default, misrepresentation or breach of warranty or covenant under this Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant under this Agreement or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation or breach of warranty or covenant.

6.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

6.9  Certain Limitations. The execution and delivery of this Agreement and the performance by Buyer of this Agreement and under the terms of Buyer have been or will be, effected by Buyer in its capacity as Buyer. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of Buyer to Seller or to any Buyer, representative or other claimant by right of Seller resulting from Buyer’s performance of its duties, and no personal liability shall be asserted or enforceable against said entity by reason of any of the covenants, statements or representations contained in this Agreement.

6.10 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. The Parties intend that each representation, warranty and covenant have independent significance. If any Party has breached any representation, warranty or covenant in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the Party has not breached does not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

6.11 Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

6.12 Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument, and by facsimile.

6.13 Assumption of Management Contract

Buyer hereby agrees to assume all liability and obligations related to the management contract dated August 2006 entered into by and between URON, Inc. and Multiband Corporation.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BUYER:                         LANTERN ADVISERS, LLC

_________________________________
Name: _______________________
Title:  _______________________

SELLER:                          MULTIBAND CORPORATION

_________________________________
Name: _______________________
Title:  _______________________

[Signature Page To Stock Purchase Agreement]

S-1

EXHIBIT A

Form of Management Contract

A-1

EXHIBIT B

Certified Corporate Action

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